                                                       EXHIBIT 10.44

                               AGREEMENT FOR
                            CONSULTING SERVICES

    THIS AGREEMENT (the "Agreement") is made as of the 15th day of December, 1995 by and among Griffith Consumers Company, a Delaware corporation ("Company"), Griffith Holdings, Inc., a Delaware corporation, ("Parent"), and Walter J. Meighan ("Consultant").

                                   RECITALS

    WHEREAS, Company and Parent acknowledge that Consultant, the former Chairman of the Board of the Company, has developed various areas of expertise in businesses engaged in the buying and selling gasoline, fuel oil and various other petroleum products (the "Petroleum Business"); and

    WHEREAS, Company and Parent desire to obtain the services of Consultant and Consultant desires to provide such services to Company and Parent according to the terms and conditions provided in this Agreement.

    NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for other good and valuable consideration hereinafter stated, the parties hereby agree as follows:

    1. APPOINTMENT. Company and Parent hereby retain Consultant, and Consultant hereby agrees to be retained by Company and Parent to provide the services set forth in herein.

    2. TERM. Subject to the provisions relating to termination as hereinafter provided, the term of the Agreement shall be for a period of two
(2) years from the date hereof. At the end of such period, the Agreement may be renewed by mutual agreement among the parties. The initial term of the Agreement plus any renewal terms is hereinafter referred to as the "Term."

    3.    SERVICES TO BE RENDERED; DIRECTORSHIP.

          (a) Consultant shall render consulting and advisory services relating to identifying and contacting businesses engaged in the Petroleum Business for the purpose of initiating potential acquisitions thereof by the Company in coordination with the Chairman and the President of the Company ("Consulting Services").

          (b) Parent shall nominate and vote the shares of Company it holds in favor of election of Consultant to the Company's Board of Directors at all meetings of the Company's Shareholders at which Company Directors are elected.

          (c) Consultant shall devote such time and energy necessary for the provision of consulting and advisory services to be performed pursuant to this Agreement.

          (d) Consultant shall have no authority to enter into binding commitments on behalf of Parent or the Company.

    4. COMPENSATION AND REIMBURSEMENT OF EXPENSES. In consideration of Consultant's performance of the services to be provided hereunder, the Company shall pay or otherwise provide to Consultant:

          (a) an annual fee of $10,000 for Consultant's service as a Director of the Company plus $1,500 for each meeting of the Board of Directors which Consultant attends in person, each payable quarterly in arrears;

          (b) a Consulting Services fee of $200 per hour, payable in arrears on the first day of each month; PROVIDED, HOWEVER, that Consultant shall receive no fees pursuant to this subparagraph 4(b) for services rendered as a Director of the Company;

          (c) a fee of $25.00 per hour, payable in arrears together with the items referred to in Section 4(d) below for all travel time incurred by Consultant that is requested by the Company in connection with Consultant's performing the Consulting Services; and

          (d) reimbursement for all reasonable out-of-pocket expenses incurred by Consultant in providing services under this Agreement, promptly after receipt of itemized expense reports from Consultant; PROVIDED, that such expenses have been discussed with and approved by the Company's Chairman or President.

    5. OTHER BENEFITS. The Company shall provide Consultant with the use of a Lincoln Town Car and the payment of maintenance costs thereon.

    6.    TERMINATION.

          (a) This Agreement shall terminate immediately upon the death of the Consultant.

          (b)   This Agreement shall be terminable at the option of the
Company: (i) upon 30 days' prior written notice if, because of injury, illness or other incapacity, whether physical or mental, Consultant becomes unable to perform all or substantially all of his duties hereunder for a period of three (3) consecutive months or more; or (ii) immediately upon written notice to Consultant in the event of (A) the failure by Consultant to perform his duties hereunder (other than any such failure resulting from Consultant's incapacity due to illness), provided that Consultant shall have first received written notice from the Company which specifically identifies the manner in which Company believes that Consultant has not performed his duties and gives Consultant at least 10 business days to correct the acts or omissions complained of, or (B) Consultant is convicted of any felony, or (C) Consultant shall commit a material act of fraud on the Company or Parent.

          (c) The Consultant agrees that, upon termination of this Agreement he shall resign as a Director of the Company if so requested by Parent.

          (d) Upon termination of this Agreement, Consultant shall be entitled to receive any payments due pursuant to Section 4 of this Agreement (in accordance with the terms hereof and at the time provided for herein) in respect of services provided through the date of such termination.

    7. NON-COMPETITION. Consultant and Company agree that they will comply with the terms and conditions of the Non-Competition Agreement, dated as of January 2, 1992, between Consultant and Company, attached hereto as EXHIBIT A (the "Non-Competition Agreement"). Notwithstanding anything to the contrary contained herein, the Non-Competition Agreement shall remain in full force and effect for its stated term.

    8. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally or if sent by registered or certified mail, return receipt requested, with first class postage prepaid and addressed (i) to Consultant, at his residence, and (ii) to Company or Parent, at 2510 Schuster Drive, Cheverly, Maryland 20781, Attention: President, with a copy to Russell
W. Parks, Jr., P.C., Akin, Gump, Strauss, Hauer & Feld, L.L.P., 1333 New Hampshire Avenue, N.W., Suite 400 Washington, D.C. 20036. Any notice that is required to be made within a stated period of time shall be deemed timely if made before midnight of the last day of such period.

    9. ALTERATION OR AMENDMENT. No change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement shall be valid unless made in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

    10. GOVERNING LAW. This Agreement shall be subject to and governed by the laws of the State of Delaware without giving effect to applicable conflict of laws rules thereunder.

    11. BENEFIT AND BURDEN. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, heirs, and personal representatives. This Agreement shall not be assignable.

    12. ENTIRE AGREEMENT. This document contains the entire agreement between the parties. No statement, promise or inducement made by any party hereto, or agent of either party hereto, which is not contained in this written contract, shall be valid or binding.

    13. SEVERABILITY. If any provision of this Agreement, as applied to any party or to any circumstances, shall be adjudged by a court to be void or unenforceable, the same shall in no way affect any other provision of this Agreement or the applicability of such provision to any other circumstances.

    14. COUNTERPARTS. This Agreement may be executed and delivered in one or more counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above written.

                                       GRIFFITH CONSUMERS COMPANY



                                       By: /s/ Todd R. Berman
                                          -----------------------------
                                       Name: Todd R. Berman
                                       Its: Chairman


                                       GRIFFITH HOLDINGS, INC.



                                       By: /s/ Todd R. Berman
                                          -----------------------------
                                       Name: Todd R. Berman
                                       Its: President


                                       CONSULTANT



                                       By: /s/ Walter J. Meighan
                                          -----------------------------
                                           Walter J. Meighan


                                       Residence Address:

                                       9616 Ashmede Drive
                                       --------------------------------
                                       Ellicott City, MD
                                       --------------------------------
                                       21042-2350
                                       --------------------------------